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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 28, 2001

                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)
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
               DELAWARE                                                                      77-0250147
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(State or other jurisdiction of               (Commission File Number)            (I.R.S. Employer Identification
incorporation)                                                                                 Number)
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                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (408) 774-4000


                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On   March 28, 2001, General Magic, Inc., the Registrant, issued a press release announcing the availability of its VoiceXML-based magicTalk(TM) Voice Gateway, the first of a comprehensive suite of software products from General Magic designed to enable businesses around the globe to develop and deploy voice solutions for the Web and enterprise. A copy of the press release is filed as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

     (c)  EXHIBITS.

          Exhibit No. Description

          99.1 Press release of the Registrant, dated March 28, 2001, announcing the availability of its VoiceXML-based magicTalk(TM) Voice Gateway.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                General Magic, Inc.


                                                By: /s/ Mary E. Doyle
                                                   -----------------------------
March 28, 2001                                              Mary E. Doyle
                                                   General Counsel and Secretary

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                                  EXHIBIT INDEX
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
Exhibit No.       Description
99.1              Press release of the Registrant, dated March 28, 2001,
                  announcing the availability of its VoiceXML-based magicTalk(TM)Voice Gateway.
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